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                                LIST OF EXHIBITS

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1.1(a)       Copy of Standard Terms and Conditions of Trust between
             Nuveen Investments, Depositor, and The Chase Manhattan Bank,
             Trustee(filed as Exhibit 1.1(a) to the Sponsor's Amendment to the Registration Statement on Form S-6 relating to
             Series 823 of the Fund [File No. 33-62325] and incorporated herein by reference).
1.1(b)       Trust Indenture and Agreement (to be supplied by amendment).
2.1          Copy of Certificate of Ownership (included in
             Exhibit 1.1(a) on pages 2 to 8, inclusive, and incorporated herein by reference).
2.2          Code of Ethics of the Trust(s) and Principal Underwriter
             (filed as Exhibit 2.2 to Amendment No. 3 to the Registration
             Statement on Form S-6 relating to Nuveen Unit Trusts,
             Series 82 [File No. 333-96279] filed on March 6, 2000 and incorporated herein by reference).
3.1          Opinion of counsel as to legality of securities being
             registered (to be supplied by amendment).
3.2          Opinion of counsel as to Federal income tax status of
             securities being registered (to be supplied by amendment).
3.3          Opinions of special state counsel to the Fund for state tax matters as to income tax status to residents of the respective states of the units of the respective trusts and consents to the use of their names in the Prospectus (to be supplied by amendment).
3.4          Corporate opinion of Trustee's counsel (to be supplied by
             amendment).
3.5          Opinion of Trustee's counsel as to New York tax status (to be supplied by amendment).
4.1          Consent of Kenny S+P Evaluation Services (to be supplied by amendment).
4.2          Consent of Carter, Ledyard & Milburn (to be supplied by
             amendment).
4.3          Consent of Arthur Andersen LLP (to be supplied by
             amendment).
6.1          List of Directors and Officers of Depositor and other
             related information (filed as Exhibit 6.1 to Amendment
             No. 3 to the Registration Statement on Form S-6 relating to
             Nuveen Unit Trusts, Series 99 [File No. 333-41658] filed on
             August 8, 2000 and incorporated herein by reference).
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